COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES
19	COMMITMENTS AND CONTINGENCIES

As of December 31, 2011, the Group’s capital commitments for the purchase of machinery and equipment amounted to RMB20,788.

The Group enters into raw materials supply contracts with its suppliers, with duration from one month to two years. Pursuant to the contracts, the purchase prices are re-negotiated periodically. As of December 31, 2011, the Group was committed to purchase 110 tons of raw materials of copper products.

As disclosed in note 2(l), the rebates provided by BONY Mellon are refundable by the Company to BONY Mellon if the Facility is early terminated by the Company. BONY Mellon has the right to request the Company to pay and reimburse an amount equal to all fees and expenses incurred, paid or reimbursed by BONY Mellon in connection with the establishment, the maintenance and the administration of shareholder services and secondary market support of the Facility if the Company terminates the Facility before the expiry of the facility period of eight years. Accordingly, if the Company is privatized (see note 21) and the Facility is terminated, a liability to BONY Mellon may incur.

On November 3, 2011, the Company entered into definitive agreements to acquire a controlling interest in Guangzhou Taiyue Communications Cable Co. Ltd. (“Taiyue”), a PRC-based company that is currently engaged in the manufacture and sale of copper cable for applications that include communication and personal computing. The consummation of the acquisition is subject to the satisfaction of, among others, customary closing conditions, including obtaining approvals from relevant PRC governmental authorities.